UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-A

FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES

PURSUANT TO SECTION 12(b) OR (g) OF THE

SECURITIES EXCHANGE ACT OF 1934

FIRST RESOURCES CORP.

(Exact name of registrant as specified in its charter)

Nevada	333-148719	26-0641585
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)

3065 Beyer Blvd. B103-1 San Diego, CA 92154 (Address of principal executive offices) (858) 461-3544 (Registrant’s Telephone Number)

(Former name or former address, if changed since last report)

Copy of all Communications to:

Carrillo, Huettel and Zouvas, LLP

3033 Fifth Avenue, Suite 400

San Diego, CA 92103

phone: 619.546.6100

fax: 619.546.6060

Securities to be registered pursuant to Section 12(b) of the Act:  None

If this form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box.     .

If this form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box.       .

Securities Act registration statement file number to which this form relates: 333-148719

Securities to be registered pursuant to Section 12(g) of the Act:

Title of each class

to be so registered

___________________________________________________

Common Shares, par value $0.0001 per share

INFORMATION REQUIRED IN REGISTRATION STATEMENT

Item 1.  Description of Registrant’s Securities to be Registered

First Resources Corp. (the “Registrant”) hereby incorporates by reference the description of its common stock to be registered hereunder in the section captioned “Description of Securities” in the Registrant’s Registration Statement on Form S-1/A (File No. 333-148719), as amended and filed with the U.S. Securities and Exchange Commission (the “Commission”) on February 8, 2008 (the “Registration Statement”).

Item 2.  Exhibits

The following exhibits are incorporated herein by reference:

Exhibit	Description	Reference

3.1	Articles of Incorporation	Incorporated herein by reference to Exhibit 3.1 to our Form SB-2 filed on January 17, 2008.
3.1a	Amended and Restated Articles of Incorporation	Incorporated herein by reference to Exhibit 3.1a to our Form 8-K filed on September 3, 2010.
3.2	ByLaws	Incorporated herein by reference to Exhibit 3.2 to our Form SB-2 filed on January 17, 2008.

SIGNATURE

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

FIRST RESOURCES CORP.

Date:  April 5, 2011

By: /s/ Gloria Ramirez-Martinez

Name: Gloria Ramirez-Martinez

Title: President and Chief Executive Officer

Title:   CEO

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